UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 1, 2007

NBOG Bancorporation, Inc.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-16413	58-2554464
(Commission File Number)	(IRS Employer Identification No.)

807 Dorsey Street, Gainesville, Georgia (Address of principal executive offices)	30501 (Zip Code)

   (770) 297-8060
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

            (17 CFR 240.14d-2(b))

    ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

            (17 CFR 240.13e-4(c))

Explanatory Note

On October 2, 2007, NBOG Bancorporation, Inc. filed a Form 8-K to announce a name change and amendment to its Articles of Incorporation as well as the mailing of a shareholder letter with regards to the name change and amendment. We are filing this Form 8-K/A in order to correct a scrivener's error on the signature page.

No other changes have been made to the original Form 8-K previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NBOG BANCORPORATION, INC.

                         By:       /s/ Sondra J. Perkins
                         Name:   Sondra J. Perkins
                         Title:     Controller

Dated:   October 4, 2007